Exhibit 32.2

                  Certification of Principal Financial Officer
           Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002



I, Glen R. Charles, Chief Financial Officer of CVD Equipment Corporation, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge, the annual report on Form 10-KSB for the period ending December 31, 2007 of CVD Equipment Corporation (the "Form 10-KSB") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in the Form 10-KSB fairly presents, in all material respects, the financial condition and results of operations of CVD Equipment Corporation.


Dated: March 31, 2008            /s/   Glen R. Charles
                                 -------------------------------
                                 Glen R. Charles
                                 Chief Financial Officer
                                 (Principal Financial Officer)